ESCROW AGREEMENT

          THIS AGREEMENT made in triplicate this 5th day of March, 1996

BETWEEN:

                           ELIAS VAMVAKAS, of the City of Toronto,
                           1111881 ONTARIO LIMITED, a corporation incorporated under the laws of Ontario
                           JEFFERY J. MACHAT, of the City of Windsor
                           1123562 ONTARIO LIMITED, a corporation incorporated under the laws of Ontario and LNG ENTERPRISES, INC., a corporation incorporated under the laws of Michigan

                           (hereinafter collectively called the "Security Holders")

                                                               OF THE FIRST PART

                           -and-

                           THE R-M TRUST COMPANY, a company incorporated under the laws of Canada and having a registered office in the City of Toronto, Ontario

                           (hereinafter called the "Trustee")

                                                              OF THE SECOND PART

                           -and-

                           TLC THE LASER CENTER INC., a corporation incorporated under the laws of the Province of Ontario

                           (hereinafter called the "Issuer")

                                                              OF THE THIRD PART.

            WHEREAS in furtherance of complying with the requirements of the Securities Act (Ontario), the Security Holders are desirous of depositing in escrow certain securities in the Issuer owned or to be received by them;

            AND WHEREAS 1111881 Ontario Limited is a corporation indirectly controlled by Elias Vamvakas and 1123562 Ontario Limited is a corporation indirectly controlled by Jeffery J. Machat;

            AND WHEREAS the Trustee has agreed to undertake and perform its duties according to the terms and conditions hereof;

            NOW THEREFORE this Agreement witnesseth that in consideration of the aforesaid agreements, and of the sum of one dollar ($l.00) now paid by the parties hereto, each to the other (receipt of which sum the parties do hereby respectively acknowledge each to the other) the Security Holders covenant and agree with the Issuer and with the Trustee and the Issuer and the Trustee covenant and agree each with the other and with the Security Holders, as follows:

1. Each of the Security Holders hereby places and deposits in escrow those securities of the Issuer which are represented by the certificates described or referred to in Schedule "A" (hereinafter, the "Escrowed Securities") hereto with the Trustee and hereby undertakes and agrees forthwith to deliver those securities (including any replacement securities or certificates if and when such are issued or allotted) to the Trustee for deposit in escrow. Included in and forming part of the Escrowed Securities are certain common shares of the Issuer to be issued to certain of the Security Holders prior to closing of the initial public offering of the Issuer pursuant to the Prospectus (as hereinafter defined).

2. The parties hereby agree that the Escrowed Securities and the beneficial ownership of or any interest in them and the certificate representing them (including any replacement securities or certificates) shall not be sold, assigned, hypothecated, alienated, released from escrow, transferred within escrow, or otherwise in any manner dealt with, without the express consent, order or direction in writing of the Ontario Securities Commission (hereinafter referred to as the "Commission") being first had and obtained or except as may be required by reason of the death or bankruptcy of any Security Holder, in which cases the Trustee shall hold the said certificates subject to this agreement, for whatever person, firm or corporation shall be legally entitled to be or become the registered owner thereof.

3. The Security Holders hereby direct the Trustee to retain their respective Escrowed Securities and the certificates (including any replacement securities or certificates) representing the same and not to do or cause anything to be done to release the same from escrow or to allow any transfer, hypothecation or alienation thereof except with and as directed by the written consent, order or direction of the Commission. The Trustee hereby accepts the responsibilities placed on it hereby and agrees to perform the same in accordance with the terms hereof and the written consents, orders or directions of the Commission.

4. (a) The Trustee shall release from escrow the Escrowed Securities held by the Trustee in the following amounts and at the following times, pro rata to the Security Holders:

            (i) 10% of the Escrowed Securities immediately after that date which is nine months following the date of the final receipt of the Director under the Securities Act (Ontario) (the "Director") for the prospectus dated March 5, 1996 of the Issuer relating to the offering of common shares in the capital of the Issuer (the "Prospectus");

            (ii) a further 20% of the Escrowed Securities immediately after each of the first, second and third anniversaries of the release contemplated in clause 4(a)(i) above; and

            (iii) the remaining 30% of the Escrowed Securities immediately after the fourth anniversary of the release contemplated in clause 4(a)(i) above.

      (b) Notwithstanding the provisions of paragraph 4(a), any Security Holder may, at any time while any of the Escrowed Securities remain with the Trustee pursuant to this agreement, apply to the Commission in accordance with the policies of the Commission for the Commission's consent to the release from escrow of all or part of the Escrowed Securities and the Trustee shall, upon receipt of the written direction of such Security Holder and the consent of the Commission, release such securities.

      (c) Notwithstanding the provisions of paragraph 4(a), upon the death of any Security Holder who is an individual, that individual's Escrowed Securities may be released from escrow by the Trustee such that 1/3 of such Escrowed Securities have been released after the date of death, 2/3 of such Escrowed Securities have been released after the first anniversary of the date of death and all such Escrowed Securities have been released after the second anniversary of the date of death, provided that the Trustee receives from the legal representative of the deceased

Security Holder proper evidence that the Commission has been informed by notice in writing of the date of death of such Security Holder.

      (d) This agreement has been made in connection with a proposed distribution by the Issuer of common shares in respect of which the Issuer has filed and obtained a receipt from the Commission for the preliminary prospectus dated January 15, 1996. If a final receipt is not obtained from the Commission for the Prospectus, or if subscriptions for the minimum offering of common shares are not received by the agents by May 4, 1996:

            (i) the Trustee shall forthwith after May 4, 1996 release all of the Escrowed Securities from the provisions of this agreement; and

            (ii) this agreement shall cease, on May 4, 1996, to be of any further force and effect.

5. The Security Holders, or any of them, may pledge, charge, hypothecate or otherwise encumber their respective Escrowed Securities in order to secure their bona fide indebtedness to a third party lender with whom the relevant Security Holder deals at arm's length, if such lender acknowledges in writing, addressed to the parties hereto and to the Commission, that the securities are held by, and shall be dealt with by the Trustee, subject to and in accordance with this agreement, and such acknowledgement is filed with the Commission.

6. If during the period in which any of the said Escrowed Securities are retained in escrow pursuant hereto, any dividend is received by the Trustee in respect of the Escrowed Securities, any such dividend shall be forthwith paid or transferred to the respective Security Holders entitled thereto.

7. All voting rights attached to the Escrowed Securities shall at all times be exercised by the respective registered owners thereof.

8. The Issuer and each Security Holder hereby agree to indemnify and hold harmless the Trustee from and against any liability, loss, claim, action, cost, and expense, including legal fees and disbursements, (collectively, the "Liabilities") which may be asserted against the Trustee arising from or out of this Agreement; provided that the Issuer and each Security Holder shall not be required to indemnify the Trustee in the event that such Liabilities are a result of the gross negligence or wilful misconduct of the Trustee. This provision shall survive the resignation or removal of the Trustee or the termination of this Agreement.

9. The Trustee shall be protected in acting and relying reasonably upon any written notice, direction, instruction, order, certificate, confirmation, request, waiver, consent, receipt, statutory declaration or other paper or document (collectively referred to as "Documents") furnished to it and signed by any person required to or entitled to execute and deliver to the Trustee any such Documents in connection with this Agreement, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information therein contained, which it in good faith believes to be genuine.

10. The Trustee may retain legal counsel and advisors as may be reasonably required for the purpose of discharging its duties or determining its rights under this Agreement, and may rely and act upon the advice of such counsel or advisor.

11. In consideration of the Trustee fulfilling its obligations hereunder, the Issuer agrees to pay the Trustee such reasonable fees and expenses as the Issuer and the Trustee may agree upon from time to time.

12. The Trustee shall have no duties or responsibilities except as expressly provided in this Agreement and shall have no liability or responsibility arising under any other agreement, including any agreement referred to in this Agreement, to which the Trustee is not a party.

13. The Issuer hereby acknowledges the terms and conditions of this agreement and agrees to take all reasonable steps to facilitate its performance.

14. If the Trustee should wish to resign, it shall give at least six months' notice to the Issuer, which may, with the written consent of the Commission, by writing appoint another Trustee in its place and such appointment shall be binding on the Security Holders and the new Trustee shall assume and be bound by the obligations of the Trustee hereunder.

15. The written consent, order or direction of the Commission as to a release from escrow of all or part of the said Escrowed Securities shall terminate this agreement only in respect to those securities so released. For greater certainty this clause does not apply to Escrowed Securities transferred within escrow.

16. Each Security Holder covenants and agrees that their respective, current mailing address is set out in the register of the securities kept by the Trustee as transfer agent and registrar and that, from time to time, they shall provide to the Trustee their respective current mailing address.

17. This agreement may be executed in several parts in the same form and such parts as so executed shall together form one original agreement, and such parts if more than one shall be read together and construed as if all the signing parties hereto had executed one copy of this agreement.

18. Wherever the singular or masculine are used throughout this agreement, the same shall be construed as being the plural or feminine or neuter where the context so requires.

19. This agreement shall enure to the benefit of and be binding upon the parties hereto, their and each of their heirs, executors, administrators, successors and assigns.

            IN WITNESS WHEREOF the parties hereto have executed these presents the day and year first above written.


                                       TLC THE LASER CENTER INC.

                                       By: /s/ John Riegert
                                          ---------------------------------
                                          Authorized Signing Officer


                                       THE R-M TRUST COMPANY

                                       By:
                                          ---------------------------------
                                          Authorized Signing Officer

                                       By:
                                          ---------------------------------
                                          Authorized Signing Officer


                                       LNG ENTERPRISES, INC.

                                       By:
                                          ---------------------------------
                                          Authorized Signing Officer

            IN WITNESS WHEREOF the parties hereto have executed these presents the day and year first above written.


                                       TLC THE LASER CENTER INC.

                                       By:
                                          ---------------------------------
                                          Authorized Signing Officer


                                       THE R-M TRUST COMPANY

                                       By: /s/ Charito Librodo
                                          ---------------------------------
                                          CHARITO LIBRODO
                                          Authorized Signing Officer

                                       By: /s/ Bruce Cornish
                                          ---------------------------------
                                          BRUCE CORNISH
                                          Authorized Signing Officer


                                        LNG ENTERPRISES, INC.

                                       By:
                                          ---------------------------------
                                          Authorized Signing Officer
be read together and construed as if all the signing parties hereto had executed one copy of this agreement.

17. Wherever the singular or masculine are used throughout this agreement, the same shall be construed as being the plural or feminine or neuter where the context so requires.

18. This agreement shall enure to the benefit of and be binding upon the parties hereto, their and each of their heirs, executors, administrators, successors and assigns.

            IN WITNESS WHEREOF the parties hereto have executed these presents the day and year first above written.

                                       TLC THE LASER CENTER INC.

                                       By:
                                          ---------------------------------
                                          Authorized Signing Officer


                                       THE R-M TRUST COMPANY

                                       By:
                                          ---------------------------------
                                          Authorized Signing Officer

                                       By:
                                          ---------------------------------
                                          Authorized Signing Officer


                                       LNG ENTERPRISES, INC.,
                                       a Michigan corporation

                                       By: /s/ Lawrence M. Loewenthal
                                          ---------------------------------
                                          Authorized Signing Officer
                                          LAWRENCE M. LOEWENTHAL,
                                          Its President

                                       1111881 ONTARIO LIMITED

                                       By: /s/ Elias Vamvakas
                                          ---------------------------------
                                          Authorized Signing Officer


                                       1123562 ONTARIO LIMITED

                                       By:
                                          ---------------------------------
                                          Authorized Signing Officer

                                       1111881 ONTARIO LIMITED

                                       By: /s/ Elias Vamvakas
                                          ---------------------------------
                                          Authorized Signing Officer


                                       1123562 ONTARIO LIMITED

                                       By: /s/ Jeffrey J. Machat
                                          ---------------------------------
                                          Authorized Signing Officer

                                   )
                                   )
                                   )
                                   )    /s/ Elias Vamvakas
------------------------------     )    ---------------------------------------
Witness                            )    Elias Vamvakas
                                   )
                                   )
------------------------------     )    ---------------------------------------
Witness                            )    Jeffery J. Machat

                                   )
                                   )
                                   )
                                   )
------------------------------     )    ---------------------------------------
Witness                            )    Elias Vamvakas
                                   )
                                   )    /s/ Jeffery J. Machat
------------------------------     )    ---------------------------------------
Witness                            )    Jeffery J. Machat

                                   SCHEDULE A

                                                      Number
        Name of                                    of Securities     Certificate
    Security Holder         Beneficial Owner     Subject to Escrow     Number
    ---------------         ----------------     -----------------     ------

LNG Enterprises, Inc.      LNG Enterprises, Inc.    2,466,667           C-11

Elias Vamvakas

(a) Delivered Herewith:

    Elias Vamvakas         Elias Vamvakas             750,000           C-9
    1111881 Ontario
    Limited                Elias Vamvakas           2,220,000           C-8

(b) Shares to be issued    Elias Vamvakas             376,504
    and delivered prior
    to closing upon
    exercise of value
    options

Jeffery Machat

(a) Delivered Herewith:

    Jeffery Machat         Jeffery Machat              12,500           C-30
    1123562 Ontario
    Limited                Jeffery Machat           4,440,000           C-10A

(b) Shares to be issued    Jeffery Machat               9,496
    and delivered prior
    to closing upon
    exercise of value
    options